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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): April 1, 1997
                                 (March 25, 1997)



                        AMERICAN TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                     0-24248                  87-0361799
(State or other jurisdiction of      (Commission       (I.R.S. Empl. Ident. No.)
 incorporation or organization)      File Number)



  12725 Stowe Drive, Poway, California                             92064
(Address of principal executive offices)                         (Zip Code)


                                 (619) 679-2114
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

On March 25, 1997 the Company completed the private offering and sale for cash of an aggregate of $1,000,000 of unsecured 6% Convertible Subordinated Promissory Notes due March 1, 1999 ("Notes") to a limited number of investors. The principal and interest amount of each Note may at the election of the Note holder be converted one or more times into fully paid and nonassessable shares of common stock, $.00001 par value, of the Company, at a price which is the lower of (i) $3.50 per share or (ii) 85% of five days market price prior to conversion but not less than $2.50 per share or (iii) for any conversions on or after March 1, 1998 the average of the closing bid prices for the prior thirty days but in no event less than $1.00 per share. The Notes may be called by the Company for conversion if the market price exceeds $9.00 per share for ten days and certain conditions are met.

Each purchaser was granted a warrant to purchase 50 common shares of the Company at $5.00 per share until March 1, 2000 ("Warrant") for each $1,000 of Notes (aggregate Warrants exercisable into 50,000 shares). These securities were offered and sold without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption provided by Regulation D thereunder and an appropriate legend was placed on the Notes and Warrants and will be placed on the shares issuable upon conversion of the Notes or exercise of the Warrants unless registered under the Act prior to issuance. The Company has agreed to file a registration statement on the stock obtained on conversion of the Notes and to certain piggy-back registration rights on the stock obtained on exercise of the warrants.

Net proceeds from the sale of the Notes of approximately $950,000 is intended for the purchase of additional laboratory equipment, the addition of new research and development personnel, patent costs, financial advisory services and for working capital. There can be no assurance that the Company can successfully develop or exploit its various technologies.

The Company currently has 9,459,222 common shares issued and outstanding.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

         None

(b)      Pro forma financial information.

         None

(c)      Exhibits

         4.7 Form of 6% Convertible Subordinated Promissory Note due March 1, 1999 aggregating $1,000,000 granted to sixteen investors

         4.8 Form of Stock Purchase Warrant exercisable at $5.00 per share until March 1, 2000 granted to sixteen investors for an aggregate of 50,000 common shares


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        AMERICAN TECHNOLOGY CORPORATION




Date: April 1, 1997                    By: /s/ ROBERT PUTNAM
                                          -------------------------------------
                                          Robert Putnam
                                          President and Chief Executive Officer



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